First Quarter 2015
Earnings Conference Call
May 15, 2015
Creating sustainable food, feed and fuel
ingredients for a growing population
Randall C. Stuewe Chairman and CEO
John O. Muse EVP Chief Financial Officer
Exhibit 99.2
,
,

Creating sustainable food, feed and fuel ingredients for a growing population
Safe Harbor Statement

This presentation contains “forward-looking” statements regarding the business operations and prospects of Darling Ingredients Inc. and industry factors affecting it.  These statements are identified by  words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “could,” “may,” “will,” “should,”
“planned,” “potential,” “continue,” “momentum,” and other words referring to events that may occur in the future.  These statements reflect Darling
Ingredient’s current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, each of which could cause actual results to differ materially from those indicated in the forward-looking statements.  These factors include, among others, existing and unknown future limitations on the ability of the Company's direct and indirect subsidiaries to make their cash flow available to the Company for payments on the Company's indebtedness or other purposes; unanticipated costs or operating problems related to the acquisition and integration of
Rothsay and Darling Ingredients International (including transactional costs and integration of the new enterprise resource planning (ERP) system); global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs and poultry, thus affecting available rendering feedstock and selling prices for the Company’s products; reductions in raw material volumes available to the Company due to weak margins in the meat production industry as a result of higher feed costs, reduced consumer demand or other factors, reduced volume from food service establishments, reduced demand for animal feed, or otherwise; reduced finished product prices; continued decline in fat and used cooking oil finished product prices; changes to worldwide government policies relating to renewable fuels and greenhouse gas emissions that adversely affect programs like the Renewable Fuel Standards Program (RFS2) and tax credits for biofuels both in the United States and abroad; possible product recall resulting from developments relating to the discovery of unauthorized adulterations to food or food additives; the occurrence of Bird Flu including, but not limited to H5N1 flu, bovine spongiform encephalopathy (or "BSE"), porcine epidemic diarrhea ("PED") or other diseases associated with animal origin in the United States or elsewhere; unanticipated costs and/or reductions in raw material volumes related to the Company’s compliance with the existing or unforeseen new U.S. or foreign regulations (including, without limitation, China) affecting the industries in which the Company operates or its value added products (including new or modified animal feed, Bird Flu, PED or BSE or similar or unanticipated regulations); risks associated with the renewable diesel plant in Norco, Louisiana owned and operated by a joint venture between Darling Ingredients and Valero Energy Corporation, including possible unanticipated operating disruptions; risks relating to possible third party claims of intellectual property infringement; increased contributions to the
Company’s pension and benefit plans, including multiemployer and employer-sponsored defined benefit pension plans as required by legislation, regulation or other applicable U.S. or foreign law or resulting from a U.S. mass withdrawal event; bad debt write-offs; loss of or failure to obtain necessary permits and registrations; continued or escalated conflict in the Middle East, North Korea, Ukraine or elsewhere; and/or unfavorable export or import markets. These factors, coupled with volatile prices for natural gas and diesel fuel, climate conditions, currency exchange fluctuations, general performance of the U.S. and global economies, disturbances in world financial, credit, commodities and stock markets, and any decline in consumer confidence and discretionary spending, including the inability of consumers and companies to obtain credit due to lack of liquidity in the financial markets, among others, could negatively impact the Company's results of operations. Among other things, future profitability may be affected by the Company’s ability to grow its business, which faces competition from companies that may have substantially greater resources than the Company. Other risks and uncertainties regarding Darling Ingredients Inc., its business and the industries in which it operates are referenced from time to time in the Company’s filings with the Securities and Exchange Commission.  Darling Ingredients Inc. is under no obligation to (and expressly disclaims any such obligation to)
update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Creating sustainable food, feed and fuel ingredients for a growing population
2015 First Quarter Overview

•
Adjusted EBTIDA nearly same as Q4-2014  $110,000 vs. $111,000
•
Adjustments made and margins improved in Feed and Food sectors
•
Net of energy credits in Fuel sector, Q1 performance improved
•
Global weekly raw material volumes up slightly, but one less production week in quarter
•
Gelatin performance steady
•
Large inventories globally driving working capital
•
RFS ambiguity and tax credit impacting earnings in North America
•
Foreign currency impact of $(6.5) million vs. Q4-2014
•
Versus Q1-2014--- FX Adjusted $116,000 vs. $130,000
•
Foreign currency impact of $(12.9) million vs. Q1-2014
•
USA Rendering product price declines (15-20%)
•
Bakery and Restaurant Service price declines
•
Canada Biodiesel
•
Other geographies steady
•
SG&A reductions on plan
•
Reduced debt by $19 million in quarter
•
CAPEX spending being controlled;  Q1 same as last year with 5 new plants in process
•
DGD produced over 37 million gallons of renewable diesel… $.10 EPS if tax credit retroactive
•
Issued dividend of $25mm out of DGD in April;  debt reduced in JV by $43mm
Darling Ingredients’ chemist at
one of our corporate labs

Creating sustainable food, feed and fuel ingredients for a growing population
Three Months Ended - Sequential Three Months Ended - Year over Year
April 4, January 3,
$ Change
April 4, March 29,
2015 2015
Favorable
(Unfavorable)
2015 2014
Revenues
$         874,694 $       1,000,203 $         (125,509) $         874,694 $           946,292
Gross profit
190,173 205,905 (15,732) 190,173 171,086
Selling, general, and administrative expenses
86,631 94,841 8,210 86,631 90,033
Depreciation and amortization
66,398 69,039 2,641 66,398 65,669
Acquisition and integration costs
5,319 2,363 (2,956) 5,319 15,948
Interest expense
23,109 24,633 1,524 23,109 58,857
Foreign currency gain/(loss)
(2,460) (1,267) (1,193) (2,460) (13,814)
Other income/(expense), net
(509) 271 (780) (509) (1,138)
Equity in net income of unconsolidated subsidiary
(1,808) 59,547 (61,355) (1,808) 5,077
Income before taxes
3,939 73,580 (69,641) 3,939 (69,296)
Income tax expense/(benefit)
2,115 4,792 2,677 2,115 (18,290)
Net income/(loss)
1,824 68,788 (66,946) 1,824 (51,006)
Net (income)/loss attributable in minority interests
1,715 1,155 (560) 1,715 1,797
Net income attributable to Darling
$               109 $            69,943 $           (69,834) $               109 $           (52,803)
Earnings per share (fully diluted)
$                   - $                 0.42 $              (0.42) $                   - $               (0.32)
Earnings Summary

Creating sustainable food, feed and fuel ingredients for a growing population
Adjusted (Non-GAAP) Diluted EPS

Three Months Ended Fiscal Year Ended
April 4, March 29, January 3, December 28, December 29,
2015 2014 2015 2013 2012
Reported Earnings Per Share (fully diluted)
$                  - $            (0.32) $           0.39 $              0.91 $              1.11
Adjustments:
Non-cash inventory step-up associated with VION Acquisition
- 0.19 0.19 - -
Acquisition and integration costs
0.02 0.08 0.13 0.13 -
Amortization of intangibles
0.07 0.09 0.32 0.16 0.15
Bridge financing
- - - 0.07 -
Redemption premium on 8.5% Senior Notes and write off deferred loan costs
- 0.13 0.12 - -
Foreign currency price risk VION Acquisition
- 0.05 0.05 (0.14) -
Adjusted diluted earnings per share attributable to Darling (non GAAP)
$           0.09 $             0.22 $           1.20 $              1.13 $              1.26
Weighted average shares of common stock outstanding (in millions)
165,146 164,386 165,059 119,924 118,089
Note: Adjustments to diluted earnings per share of acquisition related items are net of tax. Calculations of all adjustment tax amounts were at the applicable effective tax rate for the period, except for fiscal 2014 and fiscal 2013, which were impacted by biofuel tax incentives and nonrecurring acquisition and integration costs. The  effective tax rate used for calculating non GAAP Adjusted EPS in the above table for the years ended January 3, 2105, December 28, 2013 and December 29, 2012 was 37.1%, 38.5% and 36.8%, respectively.  The effective tax rate used for calculating Non-GAAP adjusted EPS for three months ended April 4, 2015 and March 29, 2014 was 45.9% and 30.3%, respectively.

Creating sustainable food, feed and fuel ingredients for a growing population
Adjusted EBITDA

Adjusted EBITDA and Pro Forma Adjusted EBITDA
April 4, January 3, April 4, March 29,
(US$ in thousands)
2015 2015 2015 2014
Net income attributable to Darling
$                  109 $             69,943 $                  109 $           (52,803)
Depreciation and amortization
66,398 69,039 66,398 65,669
Interest expense
23,109 24,633 23,109 58,857
Income tax expense
2,115 4,792 2,115 -18,290
Foreign currency (gain)/loss
2,460 1,267 2,460 13,814
Other expense/(income), net
509 (269) 509 1,138
Equity in net (income)/loss of unconsolidated subsidiaries
1,808 (59,547) 1,808 (5,077)
Net income attributable to noncontrolling interests
1,715 (1,155) 1,715 1,797
Adjusted EBITDA $              98,223 $           108,703 $             98,223 $             65,105
Non-cash inventory step-up associated with VION Acquisition
44,831
Acquisition and integration-related expenses
5,319 2,362 5,319 15,948
Darling Ingredients International - 13th week
(1)
– – – 4,100
Pro Forma Adjusted EBITDA (Non-GAAP) $           103,542 $           111,065 $           103,542 $           129,984
Foreign currency exchange impact $              6,500 $             12,900
Pro Forma Adjusted EBITDA to Foreign Currency (Non-GAAP)
(2)
$           110,000 $           111,065 $           116,400 $           129,984
DGD Joint Venture Adjusted EBITDA (Darling's Share)
(3)
$              2,346 $             63,757 $              2,346 $              9,072
Three Months Ended Three Months Ended
Sequential Year over Year
– – –
(1)  January 7, 2014 closed on VION Ingredients, thus the 13th week would be revenue adjusted for January 1, 2014 through January 7, 2014
(2)  Foreign currency exchange rates held constant for comparable quarters (USD/Euro 1.384 rate March 29, 2104 quarter and USD/Euro 1.247 January 3, 2015 quarter
(3) Darling's pro forma adjusted EBITDA (Non-GAAP)in the above table does not include the DGD Joint Venture adjusted EBITDA (Darling's share) if we had consolidated the DGD
Joint Venture

Creating sustainable food, feed and fuel ingredients for a growing population
Balance Sheet Highlights and Debt Summary

Debt Summary Balance Sheet Highlights
(US$, in thousands) April 4, 2015
Amended Credit Agreement
Revolving Credit Facility 88,604 $
Term Loan A 299,620
Term Loan B 1,145,098
5.375% Senior Notes due 2022 500,000
Other Notes and Obligations 57,408
Total Debt: 2,090,730 $
April 4, 2015
Cash 112,131 $
Accounts receivable 376,968
Total Inventories 97,784
Net working capital 569,609
Net property, plant and equipment 1,507,625
Total assets 5,000,570
Total debt 2,090,730
Shareholders' equity 1,957,868 $

Operational Highlights
Food Segment

• Rousselot performance steady
• Weekly raw material volumes up; extra
processing week in Q4 2014
• Edible fat melting margins under pressure.
Russian border closure putting additional
supplies to market.
• CTH improving
• Operating delta is FX impact
Note: Cost of Sales includes raw material costs, collection costs and factory costs.
$ and metric tons
(millions)
Q4
2014
Q1
2015
Delta %
Q4 to Q1
Revenue 322.0 270.2 -16.1%
Gross Margin 63.4 53.5 -15.6%
Gross Margin % 19.7% 19.8%
Operating Income/(Loss) 13.7 10.8 -21.2%
EBITDA 31.4 28.0 -10.8%
EBITDA/Revenue 9.7% 10.4%
Raw Material Processed
(millions of metric tons)
0.28 0.27 -3.6%
$31.4
($10.6)
($11.5)
$18.1
$3.7
($3.1)
$31.1
$28.0
$0
$5
$10
$15
$20
$25
$30
$35
$40
EBITDA Q4 2014 Price/Yield Volumes Cost of Sales Other
Adjusted
EBITDA Q1 2015
FX Impact EBITDA Q1 2015
EBITDA Bridge Q4 2014 to Q1 2015
(millions)
Creating sustainable food, feed and fuel ingredients for a growing population

Creating sustainable food, feed and fuel ingredients for a growing population
Feed Segment
Operational Highlights

• Rendering weekly raw material volumes up globally; extra
processing week in Q4 2014
• Rendering margins improved in light of continued price
erosion in fats
• Bakery Feeds business challenged by lower corn markets
and expansion demands from acquisition
• USA Restaurant Services business showed strong
volume with additional adjustments forthcoming
Note: Cost of Sales includes raw material costs, collection costs and factory costs.
US$ and metric tons
(millions)
Q4
2014
Q1
2015
Delta %
Q4 to Q1
Revenue $606.0 $547.5 -9.7%
Gross Margin 132.5 123.5 -6.8%
Gross Margin %  21.9% 22.6%
Operating Income 33.6 35.4 -27.6%
EBITDA 76.4 75.5 -1.2%
EBITDA/Revenue 12.6% 13.8%
Raw Material Processed
(millions of metric tons)
1.92 1.87 -2.6%
$76.4
($46.8)
$6.6
$34.9
$6.7
($2.3)
$77.8
$75.5
$20
$30
$40
$50
$60
$70
$80
EBITDA Q4 2014 Price/Yield Volumes Cost of Sales Other Adjusted
EBITDA Q1 2015
FX Impact EBITDA Q1 2015
EBITDA Bridge Q4 2014 to Q1 2015
(millions)

Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15

Nearby Malaysia Palm Oil Futures ($/MT)
950
900
850
800
750
700
650
600
550
500
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14
Jan-15
Mar-15
May-15

DARLING INGREDIENTS INC.

Creating sustainable food, feed and fuel ingredients for a growing population

Nearby Malaysia Palm Oil Futures ($/MT) Nearby CBOT Soybean Oil Futures (cents/lb)
Nearby CBOT Corn Futures (cents/bu)
Nearby CBOT Soybean Meal Futures ($/ton)
Source: Chicago Board of Trade

Creating sustainable food, feed and fuel ingredients for a growing population
Jacobsen, Wall Street Journal and Thomas Reuters Historical Pricing

2014
Average Jacobsen Prices (USD) January February March Q1 Avg. April May June Q2 Avg. July August September Q3 Avg. October November December Q4 Avg. Year Avg.
BFT - Chicago Renderer / cwt $32.28 $31.74 $38.69 $34.35 $42.60 $44.57 $40.83 $42.49 $40.00 $40.00 $35.26 $38.72 $30.21 $32.39 $32.75 $31.78 $36.77
YG - IL  / cwt $25.71 $26.39 $30.35 $27.52 $32.50 $34.10 $34.27 $33.67 $32.60 $28.00 $26.24 $28.95 $25.18 $25.51 $26.00 $25.56 $28.95
MBM - IL / ton $454.05 $451.58 $511.43 $473.03 $567.14 $515.71 $506.67 $530.63 $506.14 $485.48 $429.88 $473.83 $381.52 $380.56 $415.95 $392.68 $467.81
Feed Grade PM - Mid South / ton $505.00 $508.42 $538.57 $517.33 $599.05 $605.00 $605.00 $603.02 $615.00 $608.57 $586.19 $603.25 $527.17 $476.11 $475.00 $492.76 $555.42
Pet Food PM - Mid South / ton $775.00 $786.18 $818.45 $793.21 $837.50 $827.98 $787.50 $817.66 $827.27 $831.55 $750.00 $802.94 $738.04 $714.72 $786.79 $746.52 $790.75
Feathermeal - Mid South / ton $770.48 $691.45 $702.38 $721.44 $737.62 $704.52 $665.71 $702.62 $692.27 $704.52 $718.10 $704.96 $705.00 $683.61 $629.29 $672.63 $700.69
2014
Average Wall Street Journal Prices (USD) January February March Q1 Avg. April May June Q2 Avg. July August September Q3 Avg. October November December Q4 Avg. Year Avg.
Corn - Track Cental IL #2 Yellow / bushel $4.13 $4.27 $4.60 $4.33 $4.83 $4.72 $4.43 $4.66 $3.65 $3.57 $3.23 $3.48 $2.99 $3.45 $3.78 $3.41 $3.97
2014
Average Thomson Reuters Prices (USD) January February March Q1 Avg. April May June Q2 Avg. July August September Q3 Avg. October November December Q4 Avg. Year Avg.
Palm oil - CIF Rotterdam / metric ton $866 $956 $911 $911 $903 $854 $860 $872 $813 $671 $726 $737 $753 $700 $700 $718 $809
Soy meal - CIF Rotterdam / metric ton $520 $605 $589 $571 $591 $569 $538 $566 $501 $498 $438 $479 $498 $483 $478 $486 $526
QTR. Over QTR. Year Over Year
Q4-2014 Q1-2015 % Q1-2014 Q1-2015%
Avg. Avg. Change Avg. Avg. Change
$31.78 $29.66 -6.67% $34.35 $29.66 -13.65%
$25.56 $24.58 -3.83% $27.52 $24.58 -10.68%
$392.68 $385.12 -1.93% $473.03 $385.12 -18.58%
$492.76 $465.00 -5.63% $517.62 $465.00 -10.17%
$746.52 $655.12 -12.24% $793.44 $655.12 -17.43%
$672.63 $523.77 -22.13% $722.42 $523.77 -27.50%
$3.41 $3.66 7.33% $4.33 $3.66 -15.47%
$718 $656 -8.64% $911 $656 -27.99%
$486 $436 -10.29% $571 $436 -23.64%
2015
Average Jacobsen Prices (USD) January February March Q1 Avg.
BFT - Chicago Renderer / cwt $29.16 $29.14 $30.53 $29.66
YG - IL  / cwt $24.54 $24.34 $24.81 $24.58
MBM - IL / ton $402.13 $375.53 $377.95 $385.12
Feed Grade PM - Mid South / ton $466.00 $460.26 $468.18 $465.00
Pet Food PM - Mid South / ton $712.50 $629.61 $625.00 $655.12
Feathermeal - Mid South / ton $538.63 $460.39 $565.00 $523.77
2015
Average Wall Street Journal Prices (USD) January February March Q1 Avg.
Corn - Track Cental IL #2 Yellow / bushel $3.65 $3.68 $3.66 $3.66
2015
Average Thomson Reuters Prices (USD) January February March Q1 Avg.
Palm oil - CIF Rotterdam / metric ton $619 $698 $652 $656
Soy meal - CIF Rotterdam / metric ton $456 $442 $410 $436
Q1-2014 Q4-2014 Q1-2015
USD/EURO Avg. Exchange Rates 1.384 1.247 1.127

Creating sustainable food, feed and fuel ingredients for a growing population

Operational Highlights
Fuel Segment
• Ecoson delivering solid results, improving margins
• Rendac volumes moderated compared to Q4 some
margin compression with lower crude oil
• Weekly raw material volumes up, extra processing
week in Q4 2014
• Variance is energy credits received in Q4
Note: Cost of Sales includes raw material costs, collection costs and factory costs.
$ and metric tons
(millions)
Q4
2014
Q1
2015
Delta %
Q4 to Q1
Revenue 72.2 57.0 -21.1%
Gross Margin 10.0 13.2 32.0%
Gross Margin % 13.9% 23.1%
Operating Income 10.9 2.5 -77.1%
EBITDA 16.9 9.1 -46.2%
EBITDA/Revenue 23.4% 16.0%
Raw Material Processed *
(millions of metric tons)
0.33 0.30 -9.1%
*Excludes raw material processed at the DGD joint venture.
Note:
Assuming the $1.00/gallon
biodiesel tax credit is
reinstated for 2015 the Q1
EBITDA for Darling’s share of
DGD would have been
approximately $17.3
million.
This includes a $1.00/gallon
per 34.6 million gallons sold
of renewable diesel in 1Q
2015. Although the Company
remains optimistic, there can
be no assurance the tax
credit will be reinstated.
Diamond Green Diesel (50% Joint Venture)
US$ (millions)
Q4
2014
Q1
2015
Delta %
Q4 to Q1
EBITDA (Darling's share) 63.7 2.3 -96.4%
Gallons Produced 40.0 37.5 -6.3%
$16.9
($2.5)
($6.6)
$13.7
($11.4)
$10.1
$9.1
$0
$5
$10
$15
$20
$25
EBITDA Q4 2014 Price/Yield Volumes Cost of Sales Other Adjusted
EBITDA Q1 2015
FX Impact EBITDA Q1 2015
EBITDA Bridge Q4 2014 to Q1 2015
(millions)
($1.0)

Creating sustainable food, feed and fuel ingredients for a growing population
o
The U.S. dollar has strengthened against most of the functional currencies used by the
Company’s non-domestic operations.
o
Using actual results for fiscal year 2014 and comparing the yearly average rates to the average rates for the first three months of 2015, the impact of the strengthened dollar would result in an annual decrease in net sales and operating income of approximately $298 million
and approximately $31 million, respectively if the same amount of non-domestic operations were attained in fiscal 2015.
o
The U.S. dollar continues to strengthen at the timing of this filing. The impact is mainly affected by the drop in the Euro in comparison to the U.S. dollar.
Foreign Currency Impact
Assumptions:

Avg. 2014 Avg. Q1 2015
Euro/USD 1.32704 1.126696
CAD/USD .90446 .803378
Exchange Rate:

Creating sustainable food, feed and fuel ingredients for a growing population
Upcoming Conference Appearances

o
BMO Farm to Market Conference
May 20, 2015
Grand Hyatt – New York City
o
Avondale Partners Conference
June 3, 2015
Millennium Broadway Hotel – New York City
o
Oppenheimer Consumer Conference
June 24,2015
The Four Seasons – Boston, MA

Appendix – Additional Information 15

Creating sustainable food, feed and fuel ingredients for a growing population
Operational Highlights
Food Segment
(1) Has impact of inventory step-up in 1 st and 2 nd quarter.
(2) Exclusive of non-cash inventory step-up and Darling Ingredients International 13 th
week.
(3) Raw material process volumes for the first quarter have been adjusted to be consistent with the presentation of the second quarter figures.

(A)   Quarters 1, 2 and 3 revenues have been adjusted for re-class between sales and cost of sales.
• Gelatin business performed nicely;
China normalizing and South
American margins adjusting to supply
and currency
• European edible fats business
volumes remained strong
• CTH showed improved margins on
hog casings
$ and metric tons
(millions)
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Total
Delta %
Q3 to Q4
Revenue
(A)
293.5 331.4 301.4 322.0 1,248.3 6.8%
Gross Margin
(1)
62.3 65.3 64.2 63.4 255.2 -1.3%
Gross Margin %
(1)
21.2% 19.7% 21.3% 19.7% 20.4%
Operating Income/(Loss)
(2)
(12.1) 11.3 14.0 13.7 26.9 -2.1%
Adjusted Operating Income
(1)
19.8 14.7 14.0 13.7 62.2 -2.1%
EBITDA
(2)
5.3 30.9 32.6 31.4 100.2 -3.7%
Adjusted EBITDA
(1)
38.3 34.3 32.6 31.4 136.6 -3.7%
Adjusted EBITDA/Revenue 13.0% 10.4% 10.8% 9.7% 10.9%
Raw Material Processed
(millions of metric tons)
0.25
(3)
0.27 0.26 0.28 1.06 7.7%

Creating sustainable food, feed and fuel ingredients for a growing population
Feed Segment
Operational Highlights
(1) Has impact of inventory step-up in 1 st and 2 nd quarter.
(2) Exclusive of non-cash inventory step-up and Darling Ingredients International 13 th week.
(3) Raw material process volumes have been adjusted to include additional blending materials.

(A)   Quarters 1, 2 and 3 revenues have been adjusted for re-class between sales and cost of sales.
• Lower finished product pricing in
4
th
quarter, primarily in fats
• Protein prices eased, but
demand remained strong
• Strong raw material volumes
• Raw material procurement
formulas being adjusted globally
US$ and metric tons
(millions)
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Total
Delta %
Q3 to Q4
Revenue
(A)
$586.1 $622.1 $607.3 $606.0 $2,421.5 -0.2%
Gross Margin
(1)
142.5 165.4 132.5 132.5 572.9 0.0%
Gross Margin %
(1)
24.3% 26.6% 21.8% 21.9% 23.7%
Operating Income
(2)
37.5 74.7 46.4 33.6 192.2 -27.6%
Adjusted Operating Income
(1)
52.4 76.2 46.4 33.6 208.6 -27.6%
EBITDA
(2)
76.1 114.6 84.2 76.4 351.3 -9.3%
Adjusted EBITDA
(1)
90.9 116.1 84.2 76.4 367.6 -9.3%
Adjusted EBITDA/Revenue 15.5% 18.7% 13.9% 12.6% 15.2%
Raw Material Processed
(3)
(millions of metric tons)
1.73 1.73 1.73 1.92 7.11 11.0%

EBITDA
$500
$400
$300
$200
$100
$-
$438
$367
2013
2014
Net Sales
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$2655
$2421
2013
2014

DARLING INGREDIENTS INC.

Creating sustainable food, feed and fuel ingredients for a growing population
Feed Segment Reduction Explained- 2013 vs. 2014

Feed Segment
Lower N.A. domestic fats
Lower USA export fat values
Lower Bakery Feeds earnings
FX translation impact
2013 2014
YG     $762/mt      $638/mt
16% decline
2013 2014
Corn   $6.22/bu         $4.23/bu
32% decline
2013 2014
EURO/USD       1.3279          1.32704
2013 2014
East coast   $876/mt      $718/mt
18% decline
• Lower fat prices drove majority of
earnings decline
• Lag affect when adjusting raw
material costs
• USA reduced export premiums
to Europe
• UCO collection business which is
non-formula
• Fallen stock collection business
• Ambiguous renewable fuel
policies in USA and Europe
affected fat prices.
• Bakery Feeds earnings reduced
significantly with declining corn
price
• FX impact in Canada and
significantly weaker Euro in Q4
of 2014.
Note: 2013 Pro Forma
Rail and truck loading at Jacksonville, MS facility.
See Cautionary Statement at end of this presentation.
0.90446 0.9706
CA/USD

Creating sustainable food, feed and fuel ingredients for a growing population
Feed Ingredients Segment
Change in Net Sales 1Q 2014 to 1Q 2015

Fats Proteins Bakery Other Total
Net Sales First Quarter 2014
201.7 $            233.2 $              54.2 $                97.0 $                586.1 $
Changes:
Increase in sales volumes
10.7 7.3 10.9 - 28.9
Decrease in finished good prices
(22.6) (3.4) (11.3) - (37.3)
Decrease due to currency exchange rates
(6.9) (17.1) - - (24.0)
Other change
- - - (6.2) (6.2)
Total Change:
(18.8) $             (13.2) $              (0.4) $                 (6.2) $                 (38.6) $
Net Sales First Quarter 2015
182.9 $            220.0 $              53.8 $               90.8 $               547.5 $

Creating sustainable food, feed and fuel ingredients for a growing population
Operational Highlights
Fuel Segment

(1) Has impact of inventory step-up in 1st quarter.
(2) Exclusive of non-cash inventory step-up and Darling Ingredients Int'l 13th week.
(3) Raw material process volumes for the first quarter have been adjusted to be consistent with the presentation of the second quarter figures.
(A)  Quarters 1, 2 and 3 revenues have been adjusted for re-class between sales and cost of sales.
$ and metric tons
(millions)
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Total
Delta %
Q3 to Q4
Revenue $66.7 77.7 70.0 72.2 286.6 3.1%
Gross Margin 15.3 15.9 17.8 10.0 59.0 -43.8%
Gross Margin % 21.1% 20.5% 25.4% 13.9% 20.6%
Operating Income
(2)
2.3 5.2 2.8 10.9 21.2 289.3%
Adjusted Operating Income
(1)
3.5 5.2 2.8 10.9 22.4 289.3%
EBITDA
(2)
9.7 11.1 11.5 16.9 49.2 47.0%
Adjusted EBITDA
(1)
10.9 11.1 11.5 16.9 50.4 47.0%
Adjusted EBITDA/Revenue 16.3% 14.3% 16.4% 23.4% 17.6%
Raw Material Processed *
(millions of metric tons)
0.23
(3)
0.24 0.26 0.33 1.07 26.9%
*Excludes raw material processed at the DGD joint venture.
Diamond Green Diesel (50% Joint Venture)
US$ (millions)
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Total
Delta %
Q3 to Q4
EBITDA (Darling's share) $9.1 5.9 2.9 63.7 $81.6 2196.6%
• Diamond Green Diesel, as well as our
biodiesel operations in Canada and
US, received the Tax Credit Benefit
for 2014
• DGD running in excess of
11,000 barrels per day of input
feedstock
• New Ecoson biogas plant in Son,
Netherlands is on line

Creating sustainable food, feed and fuel ingredients for a growing population
Non-U.S. GAAP Measures

Adjusted EBITDA is presented here not as an alternative to net income, but rather as a measure of the Company’s operating performance and is not intended to be a presentation in accordance with GAAP. Since EBITDA (generally, net income plus interest expenses, taxes, depreciation and amortization) is not calculated identically by all companies, this presentation may not be comparable to EBITDA or adjusted EBITDA presentations disclosed by other companies. Adjusted EBITDA is calculated in this presentation and represents, for any relevant period, net income/(loss) plus depreciation and amortization, goodwill and long-lived asset impairment, interest expense, (income)/loss from discontinued operations, net of tax, income tax provision, other income/(expense) and equity in net loss of unconsolidated subsidiary. Management believes that Adjusted EBITDA is useful in evaluating the Company’s operating performance compared to that of other companies in its industry because the calculation of
Adjusted EBITDA generally eliminates the effects of financing income taxes and certain non-cash and other items that may vary for different companies for reasons unrelated to overall operating performance.
As a result, the Company’s management used Adjusted EBITDA as a measure to evaluate performance and for other discretionary purposes. However, Adjusted EBITDA is not a recognized measurement under GAAP, should not be considered as an alternative to net income as a measure of operating results or to cash flow as a measure of liquidity, and is not intended to be a presentation in accordance with GAAP. In addition to the foregoing, management also uses or will use Adjusted EBITDA to measure compliance with certain financial covenants under the Company’s Senior Secured Credit Facilities and 5.375% Notes that were outstanding at
April 4, 2015. However, the amounts shown in this presentation for Adjusted EBITDA differ from the amounts calculated under similarly titled definitions in the Company’s Senior Secured Credit Facilities and 5.375% Notes, as those definitions permit further adjustments to reflect certain other non-recurring costs and non-cash charges.
In addition, the Company’s management used adjusted diluted earnings per share as a measure of earnings due to the significant merger and acquisition activity of the Company. However, adjusted earnings per share is not a recognized measurement under
GAAP and should not be considered as an alternative to diluted earnings per share presented in accordance with GAAP. Adjusted diluted earnings per share is defined as adjusted net income attributable to Darling divided by the weighted average shares of diluted common stock. Adjusted net income attributable to Darling is defined as a reconciliation of net income attributable to Darling, net of tax (i) adjusted for net of tax acquisition and integration costs related to merger and acquisitions, (ii) net of tax amortization of acquisition related intangibles and (iii) net of tax certain non-recurring items that are not part of normal operations. This measure is solely for the purpose of calculating adjusted diluted earnings per share and is not intended to be a substitute of presentation in accordance with GAAP.

Creating sustainable food, feed and fuel ingredients for a growing population
Cautionary Statement Regarding Unaudited
Pro Forma Financial Information

ASSUMPTIONS
The key assumptions that were used to prepare the Unaudited Pro Forma Financial Information includes, but is not limited to the following:
The Unaudited Pro Forma Financial Information is not intended to and in fact does not comply with Regulation S-X Article 3;
The Unaudited Pro Forma Financial Information assumes that the acquisitions of Darling Ingredients International and Rothsay occurred on January 1, 2012, and have  been presented herein on a combined basis.  Thus, the presentation effectively combines the historic financial information (unless as otherwise noted below) of the respective businesses and does not eliminate any net sales and the profit related thereto for any transactions between Darling Ingredients Inc. and Darling Ingredients International (formerly known as VION Ingredients), or Darling Ingredients Inc. and
Rothsay for periods prior to the respective acquisition dates;
For periods prior to January 7, 2014, the Unaudited Pro Forma Financial Information for Darling Ingredients International is based on the company’s underlying Dutch GAAP financial statements, which have been converted to US GAAP taking into account all known and material Dutch – US GAAP adjustments;
For periods prior to January 7, 2014, the Unaudited Pro Forma Financial Information for Darling Ingredients International does not reflect the application of purchase accounting in accordance with
ASC 805 and hence, the recognition of Darling Ingredients International’s assets and liabilities assumed at their respective fair values.  Thus, there is no non-cash inventory step-up adjustment for any financial period presented that excludes the twelve months ended January 3, 2015;
For periods prior to October 28, 2013, the Unaudited Pro Forma Financial Information for Rothsay is based on the Rothsay  statement of assets acquired and liabilities assumed and the related statement of net revenues and direct costs and operating expenses, which were prepared under US GAAP;
For periods prior to October 28, 2013, the Unaudited Pro Forma Financial Information for Rothsay does not reflect the application of purchase accounting in accordance with ASC 805 and hence, the recognition of Rothsay’s assets and liabilities assumed at their respective fair values.  Thus, there is no non-cash inventory step-up adjustment for any financial period presented that excludes the three months ended December 28, 2013;
No procedures were performed by management to ensure that the Unaudited Pro Forma Financial Information for Darling Ingredients International or Rothsay for the fiscal year 2013 reflects an appropriate cut-off with respect to sales transactions, expense accruals, payroll, or other similar income statement items that could have an impact on the net sales and Pro Forma Adjusted
EBITDA presented herein;
Prior to the acquisition by Darling Ingredients Inc. neither Darling Ingredients International Inc. nor Rothsay prepared segment financial information in accordance with segments reflected in the
Unaudited Pro Forma Financial Information reflected herein; therefore, the allocation of SG&A costs to the respective segments for periods prior to the respective acquisition were based upon the allocation methodology utilized for Q4 2014;
The foreign currency translation rate for net sales and Pro Forma Adjusted EBITDA was based on the average rate for each of the respective periods presented.
1.
2.
3.
4.
5.
6.
7.
8.
9.
The unaudited pro forma financial information (“Unaudited Pro Forma Financial Information”) presented in the Financial Section pages of this presentation was prepared by Darling management and is based upon (i) Darling audited financial statements for the fiscal years ended December 29, 2012 and December 28, 2013, respectively, (ii) VION Ingredients audited financial statements for the year ended December 31, 2012 as prepared under Dutch
GAAP, but including a US GAAP reconciliation footnote, (iii) VION Ingredients unaudited condensed consolidated and combined interim financial statements for the twelve months ended December 31, 2013 as prepared under
Dutch GAAP, but including a US GAAP reconciliation footnote; (iv) the Rothsay audited statement of assets acquired and liabilities assumed and the related statement of net revenues and direct costs and operating expenses for the fiscal year ended December 29, 2012 and (v) Rothsay unaudited statement of assets acquired and liabilities assumed and the related statement of net revenues and direct costs and operating expenses for the fiscal year ended December 28, 2013.
Darling is presenting the Unaudited Pro Forma Financial Information for informational purposes only.  Darling believes that the Unaudited Pro Forma Financial Information was prepared in good faith and on a reasonable basis based on the best information available at the time of its preparation. The Unaudited Pro Forma Financial Information, however, is not fact.  The Unaudited Pro Forma Financial Information was not intended to be used as predictive of future performance.  It was not prepared in compliance with the requirements of GAAP, the published guidelines of the SEC regarding pro forma information, or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of pro forma financial information. Darling’s independent public auditor has not audited or reviewed the Unaudited Pro Forma Financial Information. The inclusion of the Unaudited Pro Forma Financial Information in this presentation should not be regarded as a representation that Darling or any of its officers, affiliates, advisors, or representatives consider the Unaudited Pro Forma
Financial Information to be a reliable prediction of future events or results, or a representation that actual results would have been comparable had the Transactions occurred on the dates indicated, and the information should not be relied upon as such.
Darling acquired Rothsay on October 28, 2013 and VION Ingredients on January 7, 2014.  Neither Rothsay nor VION Ingredients had been operated as a stand-alone business prior to the respective acquisitions, but rather as divisions of their respective parent entities. Management does not believe that the Unaudited Pro Forma Financial Information is necessarily indicative of future performance of Darling, and in fact, actual performance may differ significantly (either better or worse) from the performance indicated in the Unaudited Pro Forma Financial Information due to (i) the challenges inherent in integrating the businesses of Darling, Rothsay and VION Ingredients, (ii)
changes to Darling’s operations and strategy that may have been implemented or may be implemented in the future as a result of the Transactions or otherwise, and (iii) numerous other potential risks and uncertainties, including, but not limited to, those set forth under “Risk Factors” in the Form 10-K of Darling for the year ended January 3, 2015, which was filed with the SEC on March 4, 2015.  Investors are cautioned not to rely on the
Unaudited Pro Forma Financial Information as a measure of future performance. There can be no assurance that the results indicated in Unaudited Pro Forma Financial Information would have been realized had the Transactions taken place on the dates assumed in the Unaudited Pro Forma Financial Information or that actual results for the combined entity will not be materially different. Pro forma information is inherently unreliable and should not be used as the basis for an investment decision. Darling does not undertake to revise or update the Unaudited Pro Forma Financial Information, even if some or all of the assumptions utilized in preparing the information proves to be wrong.